DWS Capital Growth Fund
DWS Core Fixed Income Fund
DWS Dreman High Return Equity Fund
DWS Enhanced S&P 500 Index Fund
DWS Global Thematic Fund
DWS International Select Equity Fund
DWS RREEF Real Estate Securities Fund


Supplement to the currently effective Statements of Additional Information for the above listed Funds

The following disclosure is added to the section entitled "Purchase of Class R Shares" under "Purchase and Redemption of Shares -- Purchases" in the funds' currently effective SAIs:

You may buy Class R shares if you are a participant in any of the following types of employer sponsored plans that offer R shares of the fund:

o        All  section 401(a) and 457 plans
o        Certain section 403(b)(7) plans
o 401(k), profit sharing, money purchase pension and defined benefit plans
o        Non-qualified deferred compensation plans

The fund's transfer agent monitors transactions in Class R shares to help to ensure that investors purchasing Class R shares meet the above eligibility requirements. If the transfer agent is unable to verify that an investor meets the eligibility requirements for Class R, either following receipt of a completed application form within time frames established by the fund or as part of its ongoing monitoring, the transfer agent may take corrective action up to and including canceling the purchase order or redeeming the account.




                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group


               Please retain this supplement for future reference.



January 11, 2007